UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 3, 2008
POLYPORE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334

(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277

(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Polypore International, Inc. will be presenting at two upcoming investor conferences in June.
     The first will be the JPMorgan 3rd Annual Basics & Industrials Conference, which takes place at the Sheraton New York Hotel & Towers in New York City on June 3-4, 2008. The investor presentation by Polypore’s management is scheduled at 4:00 p.m. ET on Wednesday, June 4, 2008. A link to the webcast will be available for replay for 30 days and can be found at http://metameetings.com/webcasts/jpmorgan/basicsandindustrials08/directlink/?ticker=PPO.
     The second, the William Blair 28th Annual Growth Stock Conference, takes place at the Four Seasons Hotel in Chicago, Illinois, on June 16-19, 2008. The investor presentation by Polypore’s management is scheduled to begin at 9:10 a.m. ET on Wednesday, June 18, 2008. A link to the webcast can be found at http://www.wsw.com/webcast/blair13/ppo/ and will be available for replay for 30 days.
     A copy of the company’s presentation and links to the webcasts can also be found at the Investor Relations section under Events & Presentations of the company’s website, http://www.polypore.net.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Investor Conference Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC. (Registrant)
Date: June 3, 2008	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer

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